Exhibit 10.35.1

AMENDMENT NO. 1

TO

LOAN AND SECURITY AGREEMENT

WITH LIMITED WAIVER

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT WITH LIMITED WAIVER dated as of August 4, 2003 (the “Amendment”), is entered into by and between ALIGN TECHNOLOGY, INC., a Delaware corporation (the “Borrower”) and COMERICA BANK (the “Bank”).

RECITAL

A.    Borrower and Bank have entered into that certain Loan and Security Agreement dated as of December 20, 2002, (as the same may be amended, modified, supplemented or restated hereafter from time to time, the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to the Borrower certain advances of money upon the terms and conditions set forth in the Loan Agreement and the other Loan Documents.

B.    Borrower and Bank desire to waive compliance with certain financial covenants and to amend certain provisions of the Loan Agreement, as more fully set forth herein.

C.    Subject to the representations and warranties of Borrower and upon the terms and conditions set forth in this Amendment, Bank is willing to so waive, and to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Borrower and Bank hereby agree as follows:

SECTION 1.    Definitions.    Capitalized terms used herein without definitions shall have the meanings given to them in the Loan Agreement.

SECTION 2.    Limited Waiver.    Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of Borrower set forth herein, Bank hereby waives compliance by Borrower with covenants contained in Section 6.7 (Financial Covenants) as follows:

2.1    Compliance with Section 6.7(a) (Quick Ratio) is waived for the month ended June 30, 2003 only.

2.2    Compliance with Section 6.7(c) (EBITDA) is waived for the fiscal quarter ending March 31, 2003 only.

These waivers are one-time only, limited precisely as written, and shall not be deemed to be a consent to the breach of this covenant in any other fiscal quarter, or the breach of any other covenant.

SECTION 3.    AMENDMENTS TO LOAN AGREEMENT.    The Loan Agreement is hereby amended as follows:

3.1    Section 6.7(a) – Quick Ratio.    Section 6.7(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(a)    Quick Ratio.    A ratio of (i) Quick Assets to (ii) (A) Current Liabilities less (B) the effect on current liabilities resulting from Borrower’s restatement of revenues in June 2003 in accordance with EITF 00-21, of at least 1.75:1.00.”

SECTION 4.    REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT AND OTHER LOAN DOCUMENTS.     Upon the effectiveness of this Amendment, on or after the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference in any other document in which the Loan Agreement is referenced shall also mean and be a reference to the Loan Agreement, as amended by this Amendment.

SECTION 5.    LIMITATION OF AMENDMENT.    Each of the amendments set forth in Section 3 above shall be limited precisely as written and shall not be deemed to (i) be a modification or amendment to any other term or condition of the Loan Agreement or any other Loan Document, (ii) prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, or (iii) be a consent to any future amendment, waiver or modification of any other term or condition of the Loan Agreement or any other Loan Document.

SECTION 6.    REPRESENTATIONS AND WARRANTIES.    In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Bank as follows:

6.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement (other than those which expressly speak as of a particular date) are true, accurate and complete in all material respects as of the date hereof and (b) no Event of Default has occurred and is continuing;

6.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

6.3    The articles of incorporation, bylaws and other organizational documents of Borrower delivered to Bank as a condition precedent to the effectiveness of the Loan Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

6.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower; and

6.5    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

SECTION 7.    EXPENSES.    Borrower agrees to pay to Bank upon demand, the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel, which Bank may incur in connection with the preparation, documentation, and negotiation of this Amendment and all related documents.

SECTION 8.    FULL FORCE AND EFFECT; REAFFIRMATION.    Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement shall remain in full force and effect. Borrower hereby reaffirms its obligations under each of the Loan Documents to which it is a party.

SECTION 9.    RELEASE AND WAIVER.    BORROWER HEREBY REPRESENTS AND WARRANTS TO BANK THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY BANK WITH RESPECT HERETO OR THERETO.

SECTION 10.    CONDITIONS PRECEDENT.    This Amendment shall be deemed effective upon the satisfaction of all of the following conditions precedent:

10.1    Amendment.    Bank shall have received this Amendment duly executed and delivered by Borrower.

10.2    Payment of Costs.    Borrower shall have paid to Bank all costs incurred by Bank in connection with the preparation of this Amendment, including, without limitation, reasonable attorneys’ fees.

SECTION 11.    GOVERNING LAW.    This Amendment shall be governed by and shall be construed and enforced in accordance with the laws of the state of California.

SECTION 12.    COUNTERPARTS.    This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	ALIGN TECHNOLOGY, INC., a Delaware corporation

	By:	/s/ Eldon M. Bullington
	Printed Name:	Eldon M. Bullington
	Its:	Chief Financial Officer and Vice President, Finance

BANK:	COMERICA BANK

	By:	/s/ Kathy Conte
	Printed Name:	Kathy Conte
	Its:	Senior Vice President

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